35. Basic and diluted earnings per share	12 Months Ended
Dec. 31, 2019
Basic and diluted earnings profit per share:
Basic and diluted earnings per share

Basic

The basic earnings per share is calculated by dividing the profit attributable to the holders of the Company’s equity instruments by the weighted average number of common shares outstanding as of December 31, 2019 and 2018, excluding common shares purchased by the Company and held as treasury shares.

The basic earnings per share coincides with the diluted earnings per share, inasmuch as the Company has issued neither preferred shares nor Corporate Notes convertible into common shares.

	2019	2018	2017
Profit for the year attributable to the owners of the Company	12,134,139	6,608,214	7,812,493
Weighted average number of common shares outstanding	876,725	890,492	898,280
Basic and diluted profit earnings per share – in pesos	13.84	7.42	8.70

The basic and diluted earnings per share include the effects described in Note 2.c).